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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                October 29, 2002
            ---------------------------------------------------------
                Date of Report (date of earliest event reported)


                     McLAREN PERFORMANCE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                        0-16176                  84-1016459
-------------------               ------------           --------------------
(State or other                   (Commission             (I.R.S. Employer
jurisdiction                      File Number)            Identification No.)
of incorporation)

               32233 West Eight Mile Road, Livonia, Michigan 48152
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               (Address of principal executive offices) (Zip Code)


                                 (248) 477-6240
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               Registrant's telephone number, including area code




   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 5.  Other Events.

On October 29, 2002, McLaren Performance Technologies, Inc. issued the following press release:

                        McLaren Performance Technologies
                Continues Nasdaq Small Cap Listing Via Exception

     Livonia, Mich. (October 29, 2002) - McLaren Performance Technologies, Inc. common stock will continue to be listed on the Nasdaq Small Cap Market via an exception from the Minimum Bid Price requirement(s).

     While McLaren Performance Technologies, Inc. failed to meet this requirement as of August 14, 2002, the Company was granted a temporary exception from this standard subject to McLaren Performance Technologies, Inc. meeting certain conditions. The exception will expire on December 31, 2002. In the event the Company is deemed to have met the terms of the exception, it shall continue to be listed on The Nasdaq Small Cap Market.

     The Company believes that it can meet these conditions, particularly with such new, incremental business as its recently announced cylinder head and engine block manufacturing order from General Motors (GM)--the single largest order in the company's history. However, there can be no assurance that it will continue to meet Nasdaq's conditions. If at some future date the Company's securities should cease to be listed on The Nasdaq Small Cap Market, they may continue to be listed in the OTC-Bulletin Board. For the duration of the exception, the Company's Nasdaq symbol will be MCLNC.

     This release contains forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the "safe harbor" created thereby. These statements include the plans and objectives of management for future operations, including plans and objectives. The forward-looking statements herein are based on current expectations that involve judgments with respect to, among other things, future economic, competitive, and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond control of the Company. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any one of the assumptions could be inaccurate and, therefore, can be no assurance that the forward-looking statements included in this release will prove to be accurate.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    McLAREN PERFORMANCE TECHNOLOGIES, INC.



Date: November 4, 2002              By: /s/ Chris J. Panzl
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                                       Chris J. Panzl, Chief Financial Officer